UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                 April 10, 2002
                                (Date of earliest
                                 event reported)



Commission File            Name of Registrant; State of Incorporation; Address of       IRS Employer
Number                     Principal Executive Offices; and Telephone Number            Identification Number
---------------------      ---------------------------------------------------------    -------------------------

1-16169                    EXELON CORPORATION                                           23-2990190
                           (a Pennsylvania corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-4321

Item 9.  Regulation FD Disclosure

On April 10, 2002, representatives of Exelon's Power Team made a presentation to Capital Group Companies. Attached as an exhibit to this Current Report on Form 8-K are the slides used in the presentation.

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations-- Outlook" in Exelon's 2001 Annual Report. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this report.

EXHIBIT INDEX

Exhibit
Number                     Description
------                     -----------

99.1           Slides used in the Power Team presentation.

                                  Exhibit 99.1
Slide 1:
Overview of Exelon Power Team for Capital Group Companies
April 10, 2002

[Exelon Power Team logo]

Slide 2:
Exelon formed in 2000 from merger of ComEd (Chicago) & PECO (Philadelphia)
Retail: 5 million electric customers & 400,000 natural gas customers [slide includes a map of the U.S. showing the ComEd and PECO service territories]

[Exelon Power Team logo]

[Slide 3 is a parent and subsidiaries chart which shows
3 subsidiaries of Exelon Corporation: Generation, Energy Delivery, and Enterprises,
3 subsidiaries of Generation: Nuclear, Power, and Power Team, and 2 subsidiaries of Energy Delivery: PECO Energy and Commonwealth Edison.]

[Exelon Power Team logo]

Slide 4:
Exelon's Integrated Strategy
[slide depicts a trapezoid with 3 segments, labeled as follows:]
Energy Delivery: significant and steady source of earnings for reinvestment in growth of the corporation.
Generation and Power Marketing: primary growth vehicle in the near-term.
Enterprises:  optimizing the value of investments.
[below the trapezoid is a long rectangle labeled as follows:]
Linking capabilities, assets and market presence to create continuous opportunities to build shareholder value.

[Exelon Power Team logo]

Slide 5:
The Role of Power Team
[slide includes 4 boxes labeled:
Exelon Nuclear, Exelon Power, AmerGen, and Purchased Power with with arrows to an oval labeled Power Team, and arrows from the oval to 3 boxes labeled market sales, ComEd retail sales, and PECO retail sales.]

[Exelon Power Team logo]

Slide 6:
Power Team's Organization
*Fast-paced entrepreneurial culture that emphasizes accountability and execution *Structured around processes with process leaders

[slide shows an organizational chart as follows:]
Ian McLean (President, Power Team)
Reporting to Mr McLean: Sue Ivey (short-term transactions), Ken Cornew (long-term transactions), Jim Jablonski (financial trading), Ed Fedorchak (fuels), Michael Metzner (finance, risk & analytics), Mike Erdlen (Information Technology), and Meg Evangelist (HR).

[Exelon Power Team logo]

Slide 7:
How We're Different....
o      Strategically integrated GenCo
o      Asset-backed physical deliverers
o      Large "native" retail load hedge (ComEd
       and PECO)
o      Market driven

[Exelon Power Team logo]

Slide 8:
Our Competitive Advantages

o      A reliable, diverse and low cost supply portfolio
o      Firm transmission positions
o      A large native load hedge
o Skill set strengths in physical delivery, fossil fuel management, origination, financial trading/hedging, analytics, risk/credit management, information technology
o      Active and experienced in creation of, and participation in open markets

[Exelon Power Team logo]

Slide 9, a bar graph depicting the following information with GWh (gigawatt hours) and dollars as the vertical axis and years as the horizontal axis:
Power Team History

                                '92     '93     '94     '95     '96     '97    '98      '99    '00     '01       '02
Affiliate Sales (GWh)                           33562   33994   32946  35488   33834   23491  24393   123792    123010
Market Sales - Hedge Book (GWh)                 10808   14537   22163  31761   41839   43154  48466    72333     82121
Market Sales - Risk Book (GWh)                                                                          5754     36000
Operating Margin ($M)                             113     167     192    231     317    1085   1220     2780
Op Margin Market Only ($M)                                                       326     610    740

'92:     Limerick rate case
'93-'94: Early non-rate base sales
'95:     Power Team created as PECO's answer to deregulation, mission = maximize profit, 10 employees
'96 on:  Portfolio growth
'01:     Merged Portfolio, Intro of risk trading

[Exelon Power Team logo]

Slide 10:
Power Team Growth

[slide depicts 2 maps of the U.S., showing which states Power Team was active in for 1995 (Indiana, Ohio, West Virginia, Virginia, Maryland, Pennsylvania, New Jersey, and New York) and 1995 (all lower 48 states and Canada)]

1995:     Power Team active in 9 states
By 1998:  Power Team active throughout the continental U.S. and Canada

[Exelon Power Team logo]

Slide 11:
A 24/7 Operation
o      Energy Trading:  Energy, Capacity, Transmission

o      Financial Trading:  Hedge Book, Risk Book

o      Fuels Trading:  Natural gas, Oil, Coal, Environmental emission allowances

[Exelon Power Team logo]

Slide 12:
Power Team's Daily Activity
o      Generation dispatch
o      Load management
o      Portfolio hedging
o      Fuel management
o      Transmission management
o      Transaction execution
o      Transaction negotiation
o      Risk, control, credit, billing, and collection

[Exelon Power Team logo]

Slide 13:
Power Team:  Looking Ahead
Power Team competitive advantage (deep understanding of the physical electricity market, infrastructure and regulatory underpinnings)
[leads to]
primary value (differentiation by product delivery; preferred counter-party status due to reputation for 100% reliability)
[leads to]
secondary value (ability to leverage knowledge of physical market in hedging and trading of financial instruments)

[Exelon Power Team logo]

Slide 14:
Power Team's Mission is to drive earnings growth by:

o      Relentlessly pursuing the optimal portfolio through market mastery
o      Extracting the maximum value from our existing portfolio
o Leveraging our intellectual capital to create additional value through trading
o      Delivering the most innovative and reliable products to our customers

[Exelon Power Team logo]

Slide 15:
Questions


[Exelon Power Team logo]

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    EXELON CORPORATION


                                                    /S/  Ruth Ann M. Gillis
                                                    ----------------------------
                                                    Ruth Ann M. Gillis
                                                    Senior Vice President and
                                                    Chief Financial Officer


April 10, 2002